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                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports dated January 21, 1999 included in this Form 10-K into the Company's previously filed Registration Statement File No. 33-1658, No. 333-13693, No. 333-13695, No. 333-41371 and No. 333-66301 on Form S-8.


                                       ARTHUR ANDERSEN LLP


Portland, Oregon,
March 29, 1999